(U.S. ACCREDITED SUBSCRIBERS ONLY)

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

AMERICAN URANIUM CORPORATION

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT SHARES

UNITED STATES ACCREDITED INVESTORS

INSTRUCTIONS TO SUBSCRIBER

1.	This Subscription form is for use by United States Accredited Investors.

2.	COMPLETE the information on page 1 of this Subscription Agreement.

3.	COMPLETE the Questionnaire attached on page 5 to this Subscription Agreement (the "Questionnaire").

4.	All other information must be filled in where appropriate.

This is Page 1 of 12 pages of a subscription agreement and related appendices, schedules and forms. Collectively, these pages together are referred to as the “Subscription Agreement”.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:	AMERICAN URANIUM CORPORATION (the “Issuer”), of 1600-17th Street, Suite 2800 South, Denver CO

Subject and pursuant to the terms set out in the Terms on pages 2 to 4, the General Provisions on pages 7 to 12 and the other schedules and appendices attached which are hereby incorporated by reference, the Subscriber hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

_____________________________ Shares
USD $_____ per Share for a total purchase price of USD $ _________________________________

The Subscriber owns, directly or indirectly, the following securities of the Issuer:
______________________________________________________________________________
[Check if applicable] The Subscriber is [ ] an insider of the Issuer or [ ] a member of the professional group

The Subscriber directs the Issuer to issue, register and deliver the certificates representing the Purchased Securities as follows:

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS

Name to appear on certificate	Name and account reference, if applicable

Account reference if applicable	Contact name

Address	Address

Telephone Number

EXECUTED by the Subscriber this _______ day of  ____________ , 2008. By executing this Subscription Agreement, the Subscriber certifies that the Subscriber and any beneficial purchaser for whom the Subscriber is acting is resident in the jurisdiction shown as the “Address of Subscriber”.

WITNESS:	EXECUTION BY SUBSCRIBER:

X
Signature of Witness	Signature of individual (if Subscriber is an individual)

X
Name of Witness	Authorized signatory (if Subscriber is not an individual)

Address of Witness	Name of Subscriber (please print)

Name of authorized signatory (please print)
Accepted this day of _______________, 2008
AMERICAN URANIUM CORPORATION	Address of Subscriber (residence)
Per:
Telephone Number
Authorized Signatory
E-mail address

Social Security/Insurance No.:

By signing this acceptance, the Issuer agrees to be bound by the Terms on pages 2 to 4, the General Provisions on pages 11 to 16 and the other schedules and appendices incorporated by reference. If funds are delivered to the Company’s lawyers, they are authorized to release the funds to the Issuer.

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TERMS

Reference date of this Subscription Agreement December 19, 2008 (the “Agreement Date”)

THE OFFERING

The Issuer	American Uranium Corporation (the “Issuer”)

Offering	The offering consists of Shares (the “Shares”) of the Issuer at a price of $_____ per Share.

Purchased Securities	The “Purchased Securities” under this Subscription Agreement are Shares.

No Minimum or Maximum	There is no minimum or maximum offering. The Issuer may close on any subscription amounts it receives and it may close the offering in tranches.

Issue Price	USD $____ per Share

Selling Jurisdictions	The Shares may be sold in jurisdictions where they may be lawfully sold (the “Selling Jurisdictions”).

Exemptions	The offering will be made in accordance with the following exemptions:

(a) the Accredited Investor exemption as defined by Regulation D promulgated under the 1933 Act

(b) such other exemptions as may be available the securities laws of the Selling Jurisdictions.

Resale restrictions and legends	The Subscriber acknowledges that the certificates representing the Purchased Securities will bear the following legends:

“THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.”

Subscribers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

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Closing Date

The completion of the sale and purchase of the Shares will take place in one or more closings, on a date or dates as agreed to by the Issuer and the Subscriber. Payment for, and delivery of the Shares, is scheduled to occur on or about December 22, 2008 or such later date as may be agreed upon by the Issuer and the Subscriber (the “Closing Date”).

Additional definitions	In the Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a) “Purchased Securities” means the Shares purchased under this Subscription Agreement; and

(b) “Securities” means the Shares

THE ISSUER

Jurisdiction of organization	The Issuer is incorporated under the laws of the State of Nevada.

Stock exchange listings	Certain market makers make market in the Issuer’s stock on the U.S. over the counter bulletin board

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UNITED STATES
ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Subscriber who is a U.S. person (as that term is defined Regulation S of the United States Securities Act of 1933 (the “1933 Act”)) and has indicated an interest in purchasing Shares of the Issuer. The purpose of this Questionnaire is to assure the Issuer that each Subscriber will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination. The Shares will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Shares or any other securities of the Issuer in any state other than those specifically authorized by the Issuer.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Subscriber agrees that, if necessary, this Questionnaire may be presented to such parties as the Issuer deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Shares hereunder.

The Subscriber covenants, represents and warrants to the Issuer that it satisfies one or more of the categories of “Accredited Investors”, as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the Subscriber satisfies.)

_____	Category 1

An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S. $5,000,000.

_____	Category 2	A natural person whose individual net worth, or joint net worth with that person’s spouse, on the date of purchase exceeds USD $1,000,000.

_____	Category 3

A natural person who had an individual income in excess of USD $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of USD $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

_____	Category 4

A “bank” as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934 (United States); an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 (United States) or a business development company as defined in Section 2(a)(48) of such Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958 (United States); a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (United States) whose investment decisions are made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

_____	Category 5	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940 (United States).

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_____	Category 6	A director or executive officer of the Issuer.

_____	Category 7

A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

_____	Category 8	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

Note that prospective Subscribers claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Issuer with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the Subscriber’s status as an Accredited Investor.

If the Subscriber is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

The Subscriber hereby certifies that the information contained in this Questionnaire is complete and accurate and the Subscriber will notify the Issuer promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Subscriber represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the ____ day of _______________, 2008.

If a Corporation, Partnership or Other Entity:	If an Individual:

Signature of Authorized Signatory	Signature

Print of Type Name of Entity	Print or Type Name

Type of Entity	Social Security/Tax I.D. No.

Business/Tax I.D. No.

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GENERAL PROVISIONS

1.	DEFINITIONS

1.1

In the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 7 to 13 and the other schedules and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

	(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)

“Applicable Legislation” means the Securities Legislation Applicable to the Issuer, including the U.S. Securities Exchange Act of 1934 and British Columbia Instrument 51-509, and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

	(c)	“Closing” means the completion of the sale and purchase of the Purchased Securities;

	(d)	“Closing Date” has the meaning assigned in the Terms;

	(e)	“Closing Year” means the calendar year in which the Closing takes place;

(f)

“Commissions” means the Commissions with Jurisdiction over the Issuer, including the United States SEC and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

	(g)	“Final Closing” means the last closing under the Private Placement;

	(h)	“General Provisions” means those portions of the Subscription Agreement headed “General Provisions” and contained on pages 7 to 13;

	(i)	“Private Placement” means the offering of the Shares on the terms and conditions of this Subscription Agreement;

	(j)	“Purchased Securities” has the meaning assigned in the Terms;

	(k)	“Regulatory Authorities” means the Commissions;

	(l)	“Securities” has the meaning assigned in the Terms;

	(m)	“Subscription Agreement” means the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 7 to 13 and the other schedules and appendices incorporated by reference; and

	(n)	“Terms” means those portions of the Subscription Agreement headed “Terms” and contained on pages 2 to 4.

1.2

In the Subscription Agreement, the following terms have the meanings defined in Regulation S: “Directed Selling Efforts”, “Foreign Issuer”, “Substantial U.S. Market Interest”, “U.S. Person” and “United States”.

1.3	In the Subscription Agreement, unless otherwise specified, currencies are indicated in U.S. dollars.

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1.4	In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2.	ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

2.1	Acknowledgements concerning offering

The Subscriber acknowledges that:

(a)

the Securities have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

(b)

the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

(c)	the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

(d)

the decision to execute this Subscription Agreement and acquire the Purchased Securities agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company and such decision is based entirely upon a review of information (the "Company Information") which has been provided by the Company to the Subscriber. If the Company has presented a business plan or any other type of corporate profile to the Subscriber, the Subscriber acknowledges that the business plan, the corporate profile and any projections or predictions contained in any such documents may not be achieved or be achievable;

(e)

the Subscriber and the Subscriber's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Company Information, or any business plan, corporate profile or any other document provided to the Subscriber;

(f)

the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Subscriber during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Subscriber, the Subscriber's attorney and/or advisor(s);

(g)	by execution hereof the Subscriber has waived the need for the Company to communicate its acceptance of the purchase of the Purchased Securities pursuant to this Subscription Agreement;

(h)

the Company is entitled to rely on the representations and warranties and the statements and answers of the Subscriber contained in this Subscription Agreement and in the Questionnaire, and the Subscriber will hold harmless the Company from any loss or damage it may suffer as a result of the Subscriber's failure to correctly complete this Subscription Agreement or the Questionnaire;

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(i)

the Subscriber will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Subscriber contained herein, the Questionnaire or in any other document furnished by the Subscriber to the Company in connection herewith, being untrue in any material respect or any breach or failure by the Subscriber to comply with any covenant or agreement made by the Subscriber to the Company in connection therewith;

(j)

the issuance and sale of the Purchased Securities to the Subscriber will not be completed if it would be unlawful or if, in the discretion of the Company acting reasonably, it is not in the best interests of the Company;

(k)

the Subscriber has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Purchased Securities and with respect to applicable resale restrictions and it is solely responsible (and the Company is in any way responsible) for compliance with applicable resale restrictions;

(l)

the Purchased Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Subscriber that any of the Securities will become listed on any stock exchange or automated dealer quotation system, except that currently certain market makers make market in shares of the Company on the National Association of Securities Dealers Inc.'s OTC Bulletin Board;

(m)	neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Shares;

(n)	no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

(o)	there is no government or other insurance covering any of the Purchased Securities; and

(p)

this Subscription Agreement is not enforceable by the Subscriber unless it has been accepted by the Company, and the Subscriber acknowledges and agrees that the Company reserves the right to reject any Subscription for any reason.

2.2	Representations by the Subscriber

The Subscriber represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

(a)	the Subscriber is resident in the United States;

(b)	the Subscriber has received and carefully read this Subscription Agreement;

(c)

the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Subscriber;

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(d)

the Subscriber (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Shares for an indefinite period of time, and can afford the complete loss of such investment;

(e)	the Subscriber is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment;

(f)

the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Subscriber, or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(g)	the Subscriber has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber;

(h)

the Subscriber has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Shares and the Company, and the Subscriber is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

(i)

the Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Subscriber shall promptly notify the Company;

(j)

all information contained in the Questionnaire is complete and accurate and may be relied upon by the Company, and the Subscriber will notify the Company immediately of any material change in any such information occurring prior to the closing of the purchase of the Shares;

(k)

the Subscriber is purchasing the Shares for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Shares, and the Subscriber has not subdivided his interest in the Shares with any other person;

(l)

the Subscriber is not an underwriter of, or dealer in, the common shares of the Company, nor is the Subscriber participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares;

(m)

the Subscriber has made an independent examination and investigation of an investment in the Shares and the Company and has depended on the advice of its legal and financial advisors and agrees that the Company will not be responsible in anyway whatsoever for the Subscriber's decision to invest in the Shares and the Company;

(n)

if the Subscriber is acquiring the Purchased Securities as a fiduciary or agent for one or more investor accounts, the investor accounts for which the Subscriber acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act;

(o)

if the Subscriber is acquiring the Purchased Securities as a fiduciary or agent for one or more investor accounts, the Subscriber has sole investment discretion with respect to each such account, and the Subscriber has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

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(p)

the Subscriber is not aware of any advertisement of any of the Purchased Securities and is not acquiring the Purchased Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

	(q)	no person has made to the Subscriber any written or oral representations:

		(i)	that any person will resell or repurchase any of the Purchased Securities;

		(ii)	that any person will refund the purchase price of any of the Purchased Securities;

		(iii)	as to the future price or value of any of the Purchased Securities; or

(iv)

that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Company on any stock exchange or automated dealer quotation system.

2.3	British Columbia Instrument 51-509

(a)

Pursuant to British Columbia Instrument 51-509 – Issuers Quoted in the U.S. Over–the-Counter Markets (“BCI 51-509”), as adopted by the British Columbia Securities Commission, a subsequent trade in the Securities in or from British Columbia will be a distribution subject to the prospectus and registration requirements of applicable Canadian securities legislation (including the British Columbia Securities Act) unless certain conditions are met, which conditions include, among others, a requirement that any certificate representing the Securities (or ownership statement issued under a direct registration system or other book entry system) bear the restrictive legend (the "BC Legend") specified in BCI 51-509.

(b)

The Subscriber represents and warrants that the Subscriber is not a resident of British Columbia and undertakes not to trade or resell any of the Securities in or from British Columbia. The Subscriber understands and agrees that the Company and others will rely upon the truth and accuracy of these representations and warranties and agrees that if such representations and warranties are no longer accurate or have been breached, the Subscriber shall immediately notify the Company.

(c)

By executing and delivering this Subscription Agreement and as a consequence of the representations and warranties made by the Subscriber in this section, the Subscriber will have directed the Company not to include the BC Legend on any certificates representing the Securities to be issued to the Subscriber. As a consequence, the Subscriber will not be able to rely on the resale provisions of BCI 51-509 or Canadian National Instrument 45-102, and any subsequent trade in any of the Securities in or from British Columbia will be a distribution subject to the prospectus and registration requirements of the British Columbia Securities Act.

(d)

If the Subscriber wishes to trade or resell any of the Securities in or from British Columbia, the Subscriber agrees and undertakes to return, prior to any such trade or resale, any certificate representing the Securities to the Company’s transfer agent to have the BC Legend imprinted on such certificate or to instruct the Company’s transfer agent to include the BC Legend on any ownership statement issued under a direct registration system or other book entry system.

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2.4	Reliance, indemnity and notification of changes

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 7 to 13 and the other schedules and appendices incorporated by reference) are made by the Subscriber with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Subscriber hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in the Subscription Agreement (including the first (cover) page, the Terms on pages 2 to 4, the General Provisions on pages 7 to 13 and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.5	Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3.	ISSUER’S ACCEPTANCE

The Subscription Agreement, when executed by the Subscriber, and delivered to the Issuer, will constitute a subscription for Shares which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Subscriber, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

4.	CLOSING

4.1

On or before the end of the fifth business day before the Closing Date, the Subscriber will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Subscriber.

4.2

Following Closing, the Issuer will deliver to the Subscriber the certificates representing the Securities purchased by the Subscriber registered in the name of the Subscriber or its nominee, or as directed by the Subscriber.

5.	MISCELLANEOUS

5.1

The Subscriber agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

5.2

The Subscriber hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Issuer in connection with the Private Placement.

5.3

The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Subscriber and the Issuer in accordance with the terms of the Subscription Agreement.

5.4

Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

5.5	This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

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5.6	Time is of the essence of this Subscription Agreement.

5.7

Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

5.8	The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

5.9	This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

5.10

A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 1.

5.11	This Subscription Agreement is to be read with all changes in gender or number as required by the context.

5.12

This Subscription Agreement will be governed by and construed in accordance with the internal laws of Nevada (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of Nevada with respect to any dispute related to this Subscription Agreement.

End of General Provisions

End of Subscription Agreement